OPTIMUM FUND TRUST

Optimum Large Cap Value Fund (the Fund)

Supplement to the Fund's Statement of Additional Information
 dated July 29, 2016

The Board of Trustees (Board) of the Fund has approved the appointment of Rothschild Asset Management Inc. (Rothschild) as a sub-advisor to the Optimum Large Cap Value Fund. It is currently anticipated that Rothschild will replace Herndon Capital Management, LLC (Herndon) as a sub-advisor to this Fund in early October 2016.

On or about Oct. 7, 2016, in connection with the appointment of Rothschild as a sub-advisor to the Fund, the following will replace the first paragraph in the section of the Fund's Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – The Sub-advisors":

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. ("T. Rowe Price"), Massachusetts Financial Services Company ("MFS"), Columbus Circle Investors ("CCI"), Peregrine Capital Management, Inc. ("Peregrine"), EARNEST Partners, LLC ("EARNEST"), Fred Alger Management, Inc. ("Alger"), Westwood Management Corp. ("Westwood"), LSV Asset Management ("LSV"), Acadian Asset Management LLC ("Acadian"), Pacific Investment Management Company LLC ("PIMCO"), and Rothschild Asset Management Inc. ("Rothschild") (referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors") to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
 (iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about Oct. 7, 2016, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Large Cap Value Fund – Herndon":

Optimum Large Cap Value
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Rothschild*
Christopher R. Kaufman
Registered Investment Companies	1	$27,870,062	0	$0
Other Pooled Investment Vehicles	1	$31,122,483	0	$0
Other Accounts**	32	$1,103,897,280	1	$57,278,327
Paul Roukis, CFA
Registered Investment	1	$27,870,062	0	$0

Companies
Other Pooled Investment Vehicles	1	$31,122,483	0	$0
Other Accounts**	32	$1,103,897,280	1	$57,278,327
*The information for Rothschild's portfolio managers is as of Aug. 31, 2016.
**Other Accounts includes separately managed accounts and number of WRAP platform relationships.
Note: Christopher Kaufman and Paul Roukis serve as Co-PMs for the Rothschild U.S. Large-Cap Value strategy.

In addition, on or about Oct. 7, 2016, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest –  Optimum Large Cap Value Fund – Herndon":

Rothschild

Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, Undertakings for the Collective Investments of Transferable Securities ("UCITs") and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.
The portfolio managers also manage accounts in which Rothschild and/or its personnel have an interest. Rothschild has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.
Although Rothschild manages numerous accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.
Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Rothschild's brokerage discretion.

In addition, on or about Oct. 7, 2016, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum Large Cap Value Fund – Herndon":

Rothschild

Compensation for all investment professionals includes a combination of a competitive base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis.
Many factors are used to assess each individual's contributions to firm and client success, which determinates individual performance-based bonuses. A portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of a portfolio manager's contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Bonuses are not directly tied to peer investment universes and/or relative performance to any benchmark. There is also no direct link between fund performance and portfolio manager compensation.
Other factors taken into consideration include the individual's contributions to the investment process, research, risk management, client service, new business development, and leadership.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

In addition, on or about Oct. 7, 2016, the disclosure about Herndon in the section entitled "Appendix B – Proxy Voting Policies and Procedures" will be deleted and replaced with the following disclosures about Rothschild:

Rothschild
Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild Asset Management Inc. (the "Firm") generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures (this "Policy").
In order to administer this Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including the Head of Administration and the Chief Compliance Officer.
Use of Third-Party Proxy Voting Service
The Securities and Exchange Commission ("SEC") has expressed its view that although the voting of proxies remains the duty of a registered investment adviser, the adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser has determined that the service provider is independent from issuer companies on which it completes its proxy analysis.
The Firm has determined that Institutional Shareholder Services, Inc ("ISS") (a) has the capacity and competence to analyze proxy issues and (b) is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. Accordingly, the Firm has entered into an agreement with ISS to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS Guidelines ("ISS Guidelines") unless otherwise instructed by the Firm. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies will provide a central source for the Firm's proxy voting records.
With respect to any Mutual Funds, the Firm will be responsible to review the accuracy of Form N-PX and coordinate with ISS to ensure that Form N-PX is submitted on a timely basis.
Proxy Voting Guidelines
Except as provided below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS' services in accordance with standard ISS Guidelines, which may be accessed here:

http://issgovernance.com/policy/2011/policy_information.
To avoid conflicts, the Firm will vote in accordance with ISS Guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer.
• In the event that (i) the Firm discovers a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS Guidelines is not in the best interest of the client, the Firm will not vote in accordance with standard ISS Guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS Guidelines. ISS will execute the vote as directed by the Firm.
• In the event that a client-directed proxy guideline is in conflict with ISS Guidelines, the Firm will vote in accordance with the client's proxy guideline. ISS will execute the vote as directed by the Firm.
• In accordance with instructions from certain of the Firm's Taft-Hartley clients, the Firm will vote such clients' proxies in accordance with ISS's U.S. Taft-Hartley Guidelines: http://issgovernance.com/files/ISS2011TaftHartleyUSGuidelines.pdf
• ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissident shareholders and AFL-CIO key votes ("Special Voting Issues"). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee or the applicable portfolio manager will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the client. The Corporate Governance Committee or the applicable portfolio manager will send the Firm's decision on how to vote the proxy to ISS, which will vote the proxy.
• When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm's clients also own stock, the Firm will vote the proxy for its clients in accordance with ISS Guidelines and the proxy for the corporation or pension plan's account, as directed.
• In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Policy.

Please keep this supplement for future reference.

This Supplement is dated October 3, 2016.